UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eighth and Main Streets, P.O. Box 391,West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2004 (the Grant Date), the Compensation Committee of the Board of Directors of C&F Financial Corporation (the Company) granted incentive stock options to the Company’s named executive officers under the C&F Financial Corporation 2004 Incentive Stock Plan (the Plan). The stock options were awarded with an exercise price of $39.29 per share, which was the fair market value of the Company’s common stock on the Grant Date. The options become exercisable on June 21, 2005 and will expire on December 21, 2014. The named executive officers and the number of Company common shares underlying the options granted are as follows:

Name and Principal Position		Shares Underlying Options
Larry G. Dillon	President and Chief Executive Officer	7,500
Thomas F. Cherry	Senior Vice President and Chief Financial Officer	6,000

Each option grant is evidenced by a C&F Financial Corporation Incentive Stock Option Agreement between the Company and the named executive officer. A form of the C&F Financial Corporation Incentive Stock Option Agreement is attached as Exhibit 10.2 to this report on Form 8-K and is incorporated herein by reference into this Item 1.01.

On December 21, 2004, the Compensation Committee of the Board of Directors of the Company recommended and the Board of Directors of the Company approved an increase in their compensation effective January 2005. The Chairman of the Company’s Compensation Committee and the Chairman of the Company’s Audit Committee will each receive an annual retainer of $7,600, which is an increase of $1,000 over the prior year amount. All other non-employee members of the Board of Directors of the Company will each receive an annual retainer of $6,000, which is an increase of $1,000 over the prior year amount. In addition, all non-employee members of the Board of Directors of the Company will receive a fee of $250 for secondary meeting attendance for the Company Board, Citizens and Farmers Bank (the Bank) Board or any committees of either board held on the same day as a meeting for which the base meeting fee is paid, which is an increase of $150 over the prior year amount. The base meeting fee will remain $500 per day for Company or Bank meeting attendance.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	C&F Financial Corporation 2004 Incentive Stock Plan (incorporated by reference to Exhibit 10.9 to Form 10-Q filed May 6, 2004)

10.2	Form of C&F Financial Corporation Incentive Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(REGISTRANT)

Date: December 29, 2004	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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